                                                                     EXHIBIT 1.1

                     $6,000,000 TRUST PREFERRED SECURITIES
                           Paradigm Capital Trust II

              Floating Rate Cumulative Trust Preferred Securities
         (Liquidation Preference of $10 Per Trust Preferred Security)

                            UNDERWRITING AGREEMENT



                                                               December __, 2000


Hoefer & Arnett, Incorporated                   Samco Capital Markets
353 Sacramento Street, 10th Floor               1700 Pacific, Suite 1400
San Francisco, California 94111                 Dallas, Texas 75201

Ladies and Gentlemen:

     Paradigm Bancorporation, Inc., a Texas corporation (the "Company"), and its subsidiary, Paradigm Capital Trust II, a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act") (the "Trust"), each (an "Offeror") and together with the Company, (the "Offerors"), propose, subject to the terms and conditions stated herein, to issue and sell to you, each (an "Underwriter") and together (the "Underwriters"), an aggregate of 600,000 securities of the Trust's Floating Rate Cumulative Trust Preferred Securities, with a liquidation preference of $10.00 per trust preferred security (the "Trust Preferred Securities") at an aggregate offering price of $6,000,000 or $10.00 per Trust Preferred Security. The Offerors propose that the Trust issue the Trust Preferred Securities pursuant to a Trust Agreement, as amended and restated, among First Union Trust Company, National Association ("First Union"), as Property Trustee and Delaware Trustee, the administrative trustees named therein (the "Administrative Trustees") and the Company (the "Trust Agreement"). The Trust Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Guarantee") pursuant to a Guarantee Agreement (the "Guarantee Agreement"), to be dated ____________, 2000, between the Company and First Union, as trustee (the "Guarantee Trustee"), and entitled to the benefits of certain backup undertakings described in the Prospectus (as defined herein) with respect to the Company's agreement pursuant to the Agreement as to Expenses and Liabilities (the "Expense Agreement") to pay all expenses relating to administration of the Trust.

     The proceeds of the sale of the Trust Preferred Securities will be used to purchase junior subordinated deferrable interest debentures (the "Junior Subordinated Debentures") issued by the Company pursuant to an Indenture, to be dated ______________, 2000, between the Company and First Union, as Indenture trustee (the "Indenture").

     The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (File Nos. 333-46364 and 333-46364-01) and a related preliminary prospectus for the registration of the Trust Preferred Securities, the Guarantee and the

Junior Subordinated Debentures, under the Securities Act of 1933, as amended (the "Act") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations thereunder. The registration statement, as amended, at the time it was declared effective, including the information (if any) deemed to be part thereof pursuant to Rule 430A under the Act, is herein referred to as the "Registration Statement." The form of prospectus first filed by the Offerors with the Commission pursuant to Rules 424(b) and 430A under the Act is referred to herein as the "Prospectus." Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective or filed with the Commission pursuant to Rule 424(a) under the Act is referred to herein as a "Preliminary Prospectus." The Securities Exchange Act of 1934, as amended, is referred to herein as the "Exchange Act." Copies of the Registration Statement, including all exhibits and schedules thereto, any amendments thereto and all Preliminary Prospectuses have been delivered to you.

     The Offerors hereby confirm their agreement with respect to the purchase of the Trust Preferred Securities by the Underwriters as follows:

1) Representations and Warranties of the Offerors. The Offerors jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

     a) The Registration Statement has been declared effective under the Act, and no post-effective amendment to the Registration Statement has been filed with the Commission as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted, contemplated or threatened by the Commission.

     b) No action has been taken with respect to either Offeror, and, to the best knowledge of the Offerors, no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to either Offeror that might prevent the issuance of the Trust Preferred Securities or suspend the effectiveness of the Registration Statement, the use of any Preliminary Prospectus or the Prospectus or suspends the sale of the Trust Preferred Securities in any jurisdiction in which the Trust Preferred Securities may be sold. Every request of the Commission, or any securities authority or agency of any jurisdiction for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with in all material respects.

     c) The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto and any Preliminary Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations under the Act and under the Trust Indenture Act. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto and any Preliminary Prospectus, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Offerors make no representation or warranty as to (i) information contained in or omitted from the

Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Offerors by or on behalf of any Underwriter, expressly for use in the preparation thereof or (ii) information in those parts of the Registration Statement which constitute the Statement of Eligibility and Qualification ("Form T-1") under the Trust Indenture Act. The Company has filed a registration statement pursuant to Section 12(g) of the Securities and Exchange Act of 1934 to register the Trust Preferred Securities and the Debentures thereunder.

     d) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with full trust power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and is authorized to do business in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the Trust's condition (financial or otherwise), earnings, business, prospects, assets, results of operations or properties taken as a whole; the Trust has conducted and will conduct no business other than the transactions contemplated by the Trust Agreement and described in the Prospectus; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

     e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas and is duly registered as a financial holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act") and the Gramm Leach-Bliley Act ("GLB Act"), and is supervised by the Board of Governors of the Federal Reserve System (the "FED"). Except as set forth in the Prospectus, the Company does not directly or indirectly own any stock or other equity interest in any corporation, partnership, joint venture, unincorporated association or other entity other than Paradigm Delaware Bancorporation Inc. and Paradigm Bank Texas (the "Bank"). The Bank and any other entities owned by the Company are collectively referred to herein as the "Subsidiaries." Each Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing or property requires such qualification and the failure so to qualify would have a material adverse effect on the business or condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole.

     f) The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and are owned, directly or indirectly, by the Company free and clear of all liens, encumbrances and security interests, except as set forth in the Prospectus. No options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in any of the Subsidiaries are outstanding, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, the Junior Subordinated Debentures, the common securities of the Trust to be held by the Company (the "Common Securities") or the Trust Preferred Securities. Neither the filing of the Registration Statement nor the registration of the Trust Preferred Securities, the Guarantee or the Junior Subordinated Debentures gives rise to any rights for or relating to the registration of any capital stock or other securities of the Company or the Trust.

     g) Each of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement has been duly authorized, executed and delivered by the Company and/or the Trust, as the case may be, and constitutes a valid, legal and binding obligation of the Company and/or the Trust, as the case may be, enforceable in accordance with its terms, except as rights to indemnity hereunder that may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and, with respect to Section 7 hereof regarding indemnification, by the public policy underlying the federal or state securities laws.

     h) The execution, delivery and performance of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement and the consummation of the transactions herein or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Trust, the Company or any of the Subsidiaries is a party or by which the Trust, the Company or any of the Subsidiaries is bound or to which any property or assets of the Trust, the Company or any of the Subsidiaries is subject; the Company's or any Subsidiary's charter, Articles of Incorporation or Bylaws, the Trust Agreement or the Trust's certificate of trust filed with the State of Delaware on July 6, 2000 (the "Certificate of Trust") or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company, any Subsidiary or the Trust or having jurisdiction over any of the properties of the Company, any Subsidiary or the Trust. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement or for the consummation of the transactions contemplated hereby or thereby, including the issuance or sale of the Junior Subordinated Debentures by the Company and the Common Securities and the Trust Preferred Securities by the Trust, except such as may be required under the Act and under state securities or blue sky laws, all of which have been obtained or made. Each of the Company and the Trust, as the case may be, has full power and authority to enter into this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement, as the case may be, and to authorize, issue and sell the Junior Subordinated Debentures or the Common Securities and the Trust Preferred Securities, as the case may be, as contemplated herein and therein; and each of the Indenture, the Trust Agreement and the Guarantee Agreement has been duly qualified under the Trust Indenture Act and will conform in all material respects to the statements relating thereto in the Registration Statement and the Prospectus.

     i) The Junior Subordinated Debentures have been duly authorized by the Company and at the Closing Date will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Indenture and the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by Bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture, will conform to the statements relating thereto in the Prospectus, and will be owned by the Trust free and clear of any security interest, pledge, lien, encumbrance, claim or equity.

     j) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus; and at the Closing Date all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, pledge, lien, encumbrance, claim or equity.

     k) The Trust Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered pursuant to the Trust Agreement and this Agreement against payment of the consideration set forth herein and therein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Trust Agreement and will conform to the statements relating thereto contained in the Prospectus; and holders of Trust Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

     l) The Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement are in substantially the respective forms filed as exhibits to the Registration Statement.

     m) The Junior Subordinated Debentures and the Company's obligations under the Guarantee Agreement are subordinated and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) of the Company.

     n) Each of the Administrative Trustees of the Trust is an officer of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

     o) The financial statements, together with the related notes and schedules, contained in the Registration Statement and Prospectus and any Preliminary Prospectus, present fairly the consolidated financial position, results of operations, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries on the basis stated therein at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made, except as otherwise stated therein. The selected financial and statistical data included in the Registration

Statement present fairly the information shown therein on the basis stated in the Registration Statement and have been compiled on a basis consistent with the financial statements presented therein.

     p) The pro forma financial statements and other pro forma information included in the Prospectus present fairly the information shown therein, have been prepared in accordance with generally accepted accounting principles and the Commission's rules and guidelines with respect to pro forma financial statements and other pro forma information, have been properly compiled on the pro forma basis described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate under the circumstances.

     q) Except as disclosed in the Registration Statement, there is no action or proceeding pending or, to the knowledge of the Trust or the Company, threatened or contemplated against any of the Trust, the Company or any Subsidiary before any court or administrative or regulatory agency which, if determined adversely to the Trust, the Company or such Subsidiary would, individually or in the aggregate, result in a material adverse change in the business or condition (financial or otherwise), results of operations, shareholders' equity or prospects of the Trust, the Company or such Subsidiary, taken as a whole.

     r) The Company and the Subsidiaries have good and marketable title to all properties and assets reflected as owned in the financial statements hereinabove described (or as described as owned in the Prospectus), in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or do not substantially affect the value of such properties and assets and do not materially interfere with the use made and proposed to be made of such properties and assets by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

     s) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, (i) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, of the Trust, the Company and the subsidiaries taken as a whole, or the business affairs, management, financial position, shareholders' equity or results of operations of the Trust, the Company and the Subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business, including, without limitation, any material increase in the amount or number of classified assets of the Bank, any significant decrease in net interest margin for any month or any material decrease in the volume of loan originations, the amount of deposits or the amount of loans, (ii) there has not been any transaction not in the ordinary course of business entered into by the Trust, the Company or any of the Subsidiaries which is material to the Trust, the Company and the Subsidiaries, taken as a whole, other than transactions described or contemplated in the Registration Statement, (iii) the Trust, the Company and the Subsidiaries have not incurred any material liabilities or obligations, which are not in the ordinary course of business or which could result in a material reduction in the future earnings of the Trust, the Company and the

Subsidiaries, (iv) the Trust, the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (v) since December 31, 1999, there has not been any change in the capital stock of the Company or the Subsidiaries (other than described in the Prospectus), or any material increase in the short-term or long-term debt (including capitalized lease obligations) of the Company and the Subsidiaries, taken as a whole, and (vi) since December 31, 1999, there has not been any declaration or payment of any dividends or any distributions of any kind with respect to the capital stock of the Company or the Subsidiaries other than any dividends or distributions described or contemplated in the Prospectus.

     t) There is no document, instrument, agreement, transaction or understanding of the Company, the Trust or any Subsidiary, of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

     u) Neither the Company nor any of the Subsidiaries is in violation of its respective charter, Articles of Incorporation or Association or Bylaws; the Trust is not in violation of the Trust Agreement or its Certificate of Trust; and none of the Trust, the Company, or the Subsidiaries is in violation of or otherwise in default under any statute, or any rule, regulation, order, judgment, decree or authorization of any court or governmental or administrative agency or body having jurisdiction over the Trust, the Company or any of the Subsidiaries or any of their properties, or any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Trust, the Company or any of the Subsidiaries is a party or by which any of them are bound or to which any property or assets of the Trust, the Company or any of the Subsidiaries is subject, which violation or default would have a material adverse effect on the business, condition (financial or otherwise), results of operations, shareholders' equity or prospects of the Trust, the Company and the Subsidiaries, taken as a whole.

     v) The Administrative Trustees on behalf of the Trust, the Company and each of the Subsidiaries holds and is operating in compliance with all licenses, approvals, certificates and permits from governmental and regulatory authorities, foreign and domestic, which are necessary to the conduct of its business as described in the Prospectus. Without limiting the generality of the foregoing, the Company has all necessary approvals of the FED to own the stock of the Subsidiaries. None of the Trust, the Company or any Subsidiary has received notice of or has knowledge of any basis for any proceeding or action relating specifically to the Trust, the Company or the Subsidiaries for the revocation or suspension of any such consent, authorization, approval, order, license, certificate or permit or any other action or proposed action by any regulatory authority having jurisdiction over the Trust, the Company or the Subsidiaries that would have a material adverse effect on the Trust, the Company or any Subsidiary.

     w) Except as disclosed in the Registration Statement and the Prospectus, no transaction has occurred between or among the Company or its subsidiaries, on the one hand, and any of the Company's officers or directors or any affiliate or affiliates of any such officer or director, on the other hand, that is required to be so disclosed, including, but not limited to, any outstanding loans, advances or guaranties of indebtedness by the Company or its subsidiaries to or for the benefit of any affiliates of the Company, or any of the officers or directors of the Company, or any family member of any of them.

     x) The Company and the Subsidiaries are in compliance with all applicable federal and state laws and regulations that regulate the business of banking, including, without limitation, the Federal Deposit Insurance Act, the BHC Act, the GLB Act, the Federal Reserve Act and all other applicable laws and regulations where the failure to comply would have a material and adverse effect on the financial condition, earnings or business of the Company or any of the Banks or Subsidiaries.

     y) Harper & Pearson Company, P.C. and Grant Thornton LLP, which have certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the rules and regulations thereunder.

     z) The Offerors have not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Trust Preferred Securities.

     aa) The Offerors' registration statement pursuant to Section 12(g) of the Exchange Act with respect to the Trust Preferred Securities, has been declared effective by the Commission; the Trust Preferred Securities have been approved for quotation and trading, upon notice of issuance, on the Over The Counter Bulletin Board under the symbol "_____________"

     bb) The Offerors have not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Trust Preferred Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

     cc) The deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent provided by law. No proceeding for the termination of such insurance is pending or is threatened. Neither the Company nor any Subsidiary has received or is subject to any directive or order from the FED, the FDIC, the Texas Department of Banking, or any other regulatory authority to make any material change in the method of conducting their respective businesses that has not been complied with in all material respects.

     dd) Neither the Offerors nor any of their affiliates does any business, directly or indirectly, with the government of Cuba or with any person or entity located in Cuba.

     ee) The Trust, the Company and the Subsidiaries have filed all federal, state, local and foreign tax returns or reports required to be filed, and have paid in full all taxes indicated by said returns or reports and all assessments received by it or any of them to the extent that such taxes have become due and payable, except where the Trust, the Company and the Subsidiaries are contesting in good faith such taxes and assessments. The Company and the Subsidiaries have also filed all required applications, reports, returns and other documents and information with all state and federal banking authorities and agencies.

     ff) The Trust, the Company and each of the Subsidiaries owns or licenses all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other similar rights necessary for the conduct of their businesses as described in the Prospectus. Neither the Trust, the Company nor any of the Subsidiaries has any knowledge of any infringement of any patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others, and none of the Trust, the Company or any of the Subsidiaries has received any notice or claim of conflict with the asserted rights of others with respect to any of the foregoing.

     gg) None of the Trust, the Company or any of the Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended and will conduct its business in a manner so as not to become an "investment company" or "investment advisor."

     hh) The Company and its Subsidiaries maintain, and the Trust will maintain, a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to records is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     ii) Other than as contemplated by this Agreement and as disclosed in the Registration Statement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     jj) No report or application filed by the Company or any of its subsidiaries with the Fed, the FDIC or the Texas Division of Banking, as of the date it was filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply with the applicable requirements of the Fed, the FDIC or the Texas Department of Banking, as the case may be.

     kk) The maximum amount of proceeds from the sale of the Trust Preferred Securities that may constitute "Tier 1" capital, under and subject to applicable regulatory restrictions on the amount thereof that can be included in Tier 1 capital, will constitute Tier 1 capital.

     ll) The Offerors meet all of the requirements for the use of Form SB-2 to register the Trust Preferred Securities, the Guarantee and the Common Securities under the Act.

     mm) Any certificate signed by or on behalf of the Trust or the Company and delivered to the Underwriters or counsel to the Underwriters shall be deemed to be a representation and warranty of the Trust or the Company to each Underwriter as to the matters covered thereby.

2)    Purchase, Sale and Delivery of Trust Preferred Securities.

     a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust agrees to issue and sell to each Underwriter, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price per Preferred Security of $10.00, the number of Trust Preferred Securities set forth opposite the name of such Underwriter in Schedule A hereto. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Trust Preferred Securities (together with the entire proceeds from the sale by the Trust to the Company of the Common Securities) will be used to purchase the Junior Subordinated Debentures, the Company hereby agrees to pay at the Closing Date to the Representative a commission of $0.35 per Trust Preferred Security sold by the Trust hereunder other than sales indentified by the Company and provided to the Representative in writing as of the date hereof in which case there shall be no commission.

     b) The Trust Preferred Securities will be delivered by the Company to the Representative against payment of the purchase price therefor at the offices of ___________________, or such other location as may be mutually acceptable, at
_____ a.m. Houston, Texas time on the fourth full business day following the date of this Agreement (or on the third business day if required under Rule 15c6-1 under the Exchange Act) or such other time and date as the Underwriters and the Company may agree upon in writing, such time and date of delivery being herein referred to as the "Closing Date." The purchase price shall be payable by wire transfer of immediately available funds to an account to be designated by the Trust at least two business days preceding the Closing Date. The Underwriters' commission shall be payable by wire transfer of immediately available funds to an account to be designated by the Underwriters at least two business days preceding the Closing Date. Delivery of the Trust Preferred Securities may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by you. Certificates representing the Trust Preferred Securities, in definitive form and in such denominations and registered in such names as you may request upon at least two business days' prior notice to the Company shall be prepared and will be made available for checking and packaging, not later than 12:00 noon., California time, on the business day next preceding the Closing Date at the offices of Hoefer & Arnett, Incorporated., 101 W. 6th Street, Suite 416, Austin, Texas 78701, or such other location as may be mutually acceptable.

     c)   It is understood that any Underwriter may (but shall not be obligated
to) make payment to the Company on behalf of the other Underwriter for the Trust Preferred Securities to be purchased by such Underwriter. Any such payment shall not relieve such other Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute the Underwriters an unincorporated association or partner with either or both Offerors.

3) Offering by Underwriters. It is understood that the several Underwriters propose to make a public offering of the Trust Preferred Securities as soon as the Underwriters deem it advisable to do so. The Trust Preferred Securities are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Underwriters may from time to time thereafter change the public offering price and other selling terms.

4) Covenants of the Offerors. The Offerors jointly and severally covenant and agree with the several Underwriters that:

     a) The Company and the Administrative Trustees on behalf of the Trust will prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A under the Act, and will not file any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriters shall not previously have been advised and furnished with a copy and as to which the Underwriters shall have reasonably objected in writing promptly after reasonable notice thereof or which is not in compliance with the Act or the rules and regulations thereunder.

     b) The Offerors will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing (i) when any post-effective amendment to the Registration Statement is filed or becomes effective, and of the filing of any final prospectus or supplement or amendment to the Prospectus, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or any Preliminary Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Trust Preferred Securities or the Debentures for offering or sale in any jurisdiction, or the initiation or contemplation of any proceeding for such purposes, and (iv) of the happening of any event which makes any statement made in the Registration Statement or Prospectus (as then amended or supplemented) untrue in any material respect or which requires the making of any additions to or changes in the Registration Statement or Prospectus (as then amended or supplemented) in order to make the statements therein not misleading or to amend or supplement the Prospectus to comply with the Act or any other law. The Company will provide the Underwriter with copies of the form of Prospectus in such numbers as the Underwriter may reasonably request and file or transmit for filing with the Commission such Prospectus in accordance with Rule 424(b) of the Act by the close of business in San Francisco, California on the business day immediately succeeding the date hereof.

     c) The Offerors will advise the Underwriters promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, of the suspension of the qualification of the Trust Preferred Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for that purpose, and the Offerors will use their best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus or suspending such qualification and to obtain as soon as possible the withdrawal thereof.

     d) The Offerors will prepare and file with the Commission, promptly upon the Underwriters' reasonable request, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Trust Preferred Securities by the Underwriter in the Underwriters' or its counsel's opinion, and the Company will use its best efforts to cause the same to become effective as promptly as possible.

     e) The Offerors will cooperate with the Underwriters and their counsel in order to qualify the Trust Preferred Securities for sale under the securities laws of such jurisdictions as the Underwriters may reasonably have designated and to continue such qualifications in effect for so long as the Underwriters may reasonably request for distribution of the Trust Preferred Securities (or obtain exemptions from the application of such laws), provided that neither Offeror shall be required to qualify as a foreign corporation in any jurisdiction where it is not now so qualified. The Offerors will, from time to time, prepare and file such statements, reports and other documents as may be requested by the Underwriters for that purpose.

     f) The Offerors will furnish the Underwriters with as many copies of any Preliminary Prospectus as the Underwriters may reasonably request and, during the period when delivery of a prospectus is required under the Act, the Offerors will furnish the Underwriters with as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriters may, from time to time, reasonably request. The Offerors will deliver to the Underwriters, at or before the Closing Date, such number of signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of conformed copies of the Registration Statement, without exhibits, and of all amendments thereto, as the Underwriters may reasonably request.

     g) If, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if for any other reason it shall be necessary at any time to amend or supplement the Prospectus to comply with any law, the Offerors promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances when it is so delivered, not misleading, or so that the Prospectus will comply with law, and deliver, without charge, to the dealers (whose names and addresses will be furnished by the Underwriters to the Company) to whom Trust Preferred Securities have been sold by the Underwriters or to other dealers, any amendments or supplements to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will comply with the standards set forth in this sentence.

     h) The Company consents to the use of such Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions described in the preliminary Blue Sky memorandum in which the Trust Preferred Securities are lawfully offered by the Underwriter and by all dealers to whom the Trust

Preferred Securities may be sold, both in connection with the offering of sale of the Trust Preferred Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. In case the Underwriters are required to deliver a Prospectus (and any amendment or supplement thereto) more than nine months after the first date upon which the Trust Preferred Securities are offered to the public, the Company will, upon request, but at the expense of the Underwriter, promptly prepare and furnish the Underwriter with reasonable quantities of a Prospectus complying with Section 10(a)(3) of the Act.

     i) The Offerors will make generally available to their security holders, as soon as it is practicable to do so, but in any event not later than 18 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 thereunder and will advise you in writing when such statement has been so made available.

     j)    The Company will, for five years from the Closing Date:

        i) deliver to each Underwriter, as soon as they are available, copies of its annual report and copies of all other documents, reports and information furnished by the Company to any class of its security holders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act and such other information that the Underwriters may reasonably request from time to time. The Company will deliver to each Underwriter similar reports with respect to significant subsidiaries, as that term is defined in the rules and regulations under the Act, which are not consolidated in the Company's financial statements.

        ii) If at any time, during such five year period, described above, the Company shall cease filing with the Commission, periodic reports and current reports on Forms 10-K, 10-Q and 8-K or other similar forms, the Company will forward to its shareholders generally and to the Underwriters (i) as soon as practicable after the end of each fiscal year, copies of a balance sheet and statements of income and retained earnings of the Company as of the end of and for such fiscal year, certified by independent public accountants, and (ii) as soon as practicable after the end of each quarterly fiscal period, except for the last quarterly fiscal period in each fiscal year, a summary statement (which need not be certified) of income and retained earnings of the Company for such period, which shall also be made publicly available.

        k) The Company will not, prior to the Closing Date, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, except as contemplated in the Prospectus.

        l) The Offerors will apply the net proceeds from the sale of the Junior Subordinated Debentures and the Trust Preferred Securities substantially in accordance with the purposes set forth under "Use of Proceeds" in the Prospectus and will file such reports with the Commission with respect to the application of the proceeds therefrom as may be required under Rule 463 under the

Act and will furnish the Underwriter copies of any such reports as soon as practicable after the filing thereof.

        m) The Offerors will comply with all registration, filing and reporting requirements of the Exchange Act and the Over The Counter Bulletin Board.

5)    Costs and Expenses.

     a) The Company will pay (directly or by reimbursement) all costs, expenses and fees incident to the performance of the obligations of the Offerors under this Agreement, including, without limiting the generality of the foregoing, the following:

        i)    accounting fees of the Offerors;

        ii)   fees and disbursements of counsel for the Offerors;

        iii) cost of preparing, printing and filing of the Registration Statement, Preliminary Prospectuses and the Prospectus and any amendments and supplements thereto and the printing, mailing and delivery to the Underwriters and dealers of copies thereof and of this Agreement, the Selected Dealers Agreement, any blue sky memorandum, if deemed necessary by the Underwriters, after consultation with the Offerors, and any supplements or amendments thereto (except as provided below);

        iv)   filing fees of the Commission;

        v) filing fees and expenses (including legal fees and disbursements of counsel for the Underwriters) incident to securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Trust Preferred Securities;

        vi) fees and expenses of the Indenture Trustee, including the fees and disbursements of counsel for the Indenture Trustee in connection with the Indenture and Junior Subordinated Debentures; the fees and expenses of the Property Trustee and the Delaware Trustee, including the fees and disbursements of counsel for the Property Trustee and the Delaware Trustee in connection with the Trust Agreement and the Certificate of Trust; the fees and expenses of the Guarantee Trustee, including the fees and disbursements of counsel for the Guarantee Trustee in connection with the Guarantee and Guarantee Agreement; listing fees, if any, transfer taxes and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Trust Preferred Securities under state securities or Blue Sky laws;

        vii) costs of preparing certificates representing Junior Subordinated Debentures or Trust Preferred Securities;

        viii) costs and fees of any registrar or transfer agent and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5.

     b) In addition, the Offerors will pay all travel and lodging expenses incurred by management of the Offerors in connection with any informational "road show" meetings held in connection with the offering and will also pay for the preparation of all materials used in connection with such meetings. The Offerors shall pay for any of the Underwriters' expenses, including, but not limited to, fees and expenses of counsel to the Underwriters, up to $30,000, except if the Offerors terminate the Offering because of failure of the Underwriters to perform their obligations hereunder, in which case, the Underwriters will pay their own fees and expenses. If the Company terminates the Offering on the basis of the allegation that the Underwriters' failed to perform their obligations hereunder, the Company will bear the burden of proving the Underwriters' failure to perform its obligations hereunder in the event of litigation or if the matter is not submitted to litigation, an independent third party, acceptable to the Underwriters, must determine, based on competent evidence that the Underwriters failed to perform their obligations hereunder.
If this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Underwriters pursuant to Sections 9(a) or 9(b) hereof, or by reason of any failure, refusal or inability on the part of the Offerors to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on either of their parts to be performed, unless such failure to satisfy said condition or to comply with said terms shall be due to the default or omission of any Underwriter, then the Offerors promptly upon request by the Underwriters shall reimburse the several Underwriters for all actual, accountable out-of-pocket expenses, up to $30,000, including fees and disbursements of counsel reasonably incurred in connection with investigating, marketing and proposing to market the Trust Preferred Securities or in contemplation of performing their obligations hereunder; but the Offerors shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Trust Preferred Securities.

     c) Upon successful completion of the offering contemplated by this Agreement, the Offerors will pay all reasonable and customary costs, expenses and fees incident to tombstone advertisements of the offering and incurred with the approval of the Company.

6) Conditions of Obligations of the Underwriters. The several obligations of the Underwriters to purchase the Trust Preferred Securities on the Closing Date are subject to the condition that all representations and warranties of the Offerors contained herein are true and correct, at and as of the Closing Date and the condition that each Offeror shall have performed all of its covenants and obligations hereunder and to the following additional conditions:

     a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, or any part thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters.

     b) The Underwriters shall have received on the Closing Date the opinion of Bracewell & Patterson, L.L.P., Houston, Texas, counsel for the Offerors, dated the Closing Date, addressed to the Underwriters, to the effect that:

        i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. The holders of the Company's outstanding securities are not entitled to any preemptive or other rights to subscribe for the Junior Subordinated Debentures or the Trust Preferred Securities under the Company's Articles of Incorporation or Bylaws and, to the knowledge of such counsel, no such or similar rights exist under any other agreement or arrangement. The Company has authorized and outstanding capital stock as described in the Prospectus.

        ii) Each Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. The outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned, directly or indirectly, by the Company, free and clear of all liens, encumbrances and security interests, other than security interests specifically disclosed in the Prospectus. To the knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into capital stock or ownership interests in any Subsidiary are outstanding.

        iii) All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, were offered and sold in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or of rights to subscribe for or purchase securities.

        iv) All of the issued and outstanding Common Securities of the Trust are owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

        v) The Trust Agreement, the Indenture, the Guarantee, the Form T-1 Statement of Eligibility of First Union to act as trustee under the Indenture, the Form T-1 Statement of Eligibility of First Union to act as trustee under the Trust Agreement, and the Form T-1 Statement of Eligibility of First Union to act as trustee under the Guarantee Agreement have been duly qualified under the Trust Indenture Act.

        vi) The Junior Subordinated Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Indenture Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

        vii) The Junior Subordinated Debentures are subordinate and junior in right of payment to all "Senior Indebtedness" (as defined in the Indenture) of the Company.

        viii) The form of certificate for the Trust Preferred Securities to be delivered hereunder is in due and proper form, and when duly countersigned by the Trust's transfer agent and delivered to the Underwriters against payment of the agreed consideration therefore in accordance with the provisions hereof, the Trust Preferred Securities represented thereby will be duly authorized and validly issued, fully paid and non-assessable and free of preemptive rights and, to the knowledge of such counsel, will be free of any security interest, claim, lien, encumbrance or adverse interest of any nature, or rights of first refusal in favor or, shareholders with respect to any of the Trust Preferred Securities or the issuance or sale thereof, other than as disclosed in the Prospectus.

        ix) Under current law, the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; accordingly, for United States federal income tax purposes each beneficial owner of Trust Preferred Securities will be treated as owning an undivided beneficial interest in the Junior Subordinated Debentures, and stated interest on the Junior Subordinated Debentures generally will be included in income by a holder of Trust Preferred Securities at the time such interest income is paid or accrued in accordance with such holder's regular method of tax accounting.

        x) For federal income tax purposes, (i) the Junior Subordinated Debentures will constitute indebtedness of the Company and (ii) the interest on the Junior Subordinated Debentures will be deductible by the Company on an economic accrual basis in accordance with Section 163(e) of the Internal Revenue Code of 1986, as amended, and Treasury Regulation Section 1.163-7.

        xi) To the best of such counsel's knowledge and information after due inquiry, the Trust is not required to be authorized to do business in any other jurisdiction, except where the failure to be so authorized would not have a material adverse effect on the Trust's condition (financial or otherwise), earnings, business, prospects, assets, results of operations or properties taken as a whole and the Trust is not a party to or otherwise bound by any material agreement other than those described in the Prospectus.

        xii) The Trust Agreement has been duly executed and delivered by the Administrative Trustees.

        xiii) To the best of such counsel's knowledge and information after due inquiry, the Offerors are not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or any other instrument of which either of them is a party or by which either of them may be bound, or to which any of the property or assets of the Offerors is subject.

        xiv) The Company has full corporate power and authority and the Trust has full trust power and authority to enter into this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement, as applicable, and to issue the Junior Subordinated Debentures or the Common Securities and Trust Preferred Securities, as the case may be, and to effect the transactions contemplated by this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement, as applicable, and each of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement have been duly authorized, executed and delivered by the Company and the Trust, as applicable, and constitutes a valid, legal and binding obligation of the Company and the Trust, as applicable, enforceable in accordance with its terms (except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity).

        xv) The execution, delivery and performance of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement, the Trust Preferred Securities, the Common Securities, the Junior Subordinated Debentures and the Expense Agreement and the consummation of the transactions herein or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation (except that such counsel need express no opinion regarding any Blue Sky or state securities laws), any lease, contract, indenture, mortgage, loan agreement or other agreement or instrument known to such counsel to which the Company, the Trust or any Subsidiary is a party or by which it is bound or to which any of its property is subject, the Company's or any Subsidiary's charter, articles of incorporation or bylaws, or the Trust's Certificate or any permit, judgment, order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company, the Trust or any Subsidiary or any of their respective properties, except for any breach, violation or default which would not have a material adverse effect on the Company or the Trust.

        xvi) No consent, approval, authorization, order of, designation, declaration or filing by or with, any court or any regulatory, administrative or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement, the Expense Agreement, the Common Securities, the Trust Preferred Securities, or the Junior Subordinated Debentures, or for the consummation of the transactions contemplated hereby or thereby (other than as may be required by federal or state laws governing banks or bank holding companies, the NASD, or by state securities and blue sky laws, as to which such counsel need express no opinion), including the issuance or sale of the Junior Subordinated Debentures by the Company and the Common Securities and Trust Preferred Securities by the Trust, except (a) such as may be required under the Act, which have been obtained or made, or under state securities or blue sky laws, (b) such agreements, instruments or obligations with respect to which valid consents or waivers have been obtained by the Trust, the Company or any of the Subsidiaries, and (c) the qualification of the Trust Agreement, the Guarantee Agreement and the Indenture under the Trust Indenture Act and the regulations thereunder, all of which have been effected.

        xvii) The filing of the Registration Statement and the registration of the Junior Subordinated Debentures, the Guarantee and the Trust Preferred Securities under the Act does not give rise to any rights for or relating to the registration of any shares of capital stock or other securities of the Company.

        xviii) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened by the Commission.

        xix) The Registration Statement, the Prospectus and each amendment or supplement, thereto comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related financial schedules contained in the financial statements, Registration Statement, the Prospectus and each amendment or supplement thereto).

        xx) The statements (A) in the Prospectus under the caption "Federal Income Tax Consequences," (B) in the Prospectus under the caption "Supervision and Regulation" and (C) in the Registration Statement in Item 24, insofar as such statements constitute a summary of matters of law, are accurate summaries and fairly present the information called for with respect to such matters.

        xxi) Such counsel does not know of any contracts, agreements, documents or instruments required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required; and insofar as any statements in the Registration Statement or the Prospectus constitute summaries of any contract, agreement, document or instrument to which the Trust, the Company or any Subsidiary is a party, such statements are accurate summaries and fairly present the information called for with respect to such matters.

        xxii) Such counsel knows of no legal or governmental proceeding, pending or threatened, before any court or administrative body or regulatory agency, to which the Trust, the Company or any of the Subsidiaries is a party or to which any of the properties of the Trust, the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or Prospectus and are not so described, or statutes or regulations that are required to be described in the Registration Statement or the Prospectus that are not so described (other than applicable federal and state laws and regulations relating to banks and bank holding companies ("Banking Laws"), as to which counsel need express no opinion).

        xxiii) Neither the Company nor the Trust is, and immediately upon completion of the sale of Trust Preferred Securities contemplated hereby, neither the Company nor the Trust will be, an "investment company" or a company "controlled" by an investment company or an "investment advisor" under the Investment Company Act of 1940, as amended.

        xxiv) To the best of such counsel's knowledge and information, after due inquiry, neither the Company nor any of the Subsidiaries is in violation of its respective charter, Articles of Incorporation or Bylaws.

        xxv) The Bank has been duly chartered to conduct the business of Banking in its state of domicile and the Company has all necessary power and authority to own the Bank. The Company and the Bank have all necessary consents and approvals under applicable Banking Laws to own their respective assets and carry on their respective businesses as currently conducted.

        xxvi) Such counsel knows of no legal or governmental proceeding, pending or threatened, before any court or administrative body or regulatory agency, to which the Company or any of the Subsidiaries is a party or to which any of the properties of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or Prospectus and are not so described, or statutes or regulations that are required to be described in the Registration Statement or the Prospectus that are not so described.

        xxvii)   The execution and delivery of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a violation of or default under any Banking Laws, or any permit, judgment, decree or order known to such counsel, or any lease, contract, indenture, mortgage, loan agreement or other agreement or other instrument or obligation known to such counsel to which the Company, the Trust or the Bank is a party or by which the Company, the Trust or the Bank or any of its respective properties is bound.

        xxviii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body under Banking Laws is necessary in connection with the execution and delivery of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Expense Agreement and the consummation of the transactions herein and therein contemplated, except such as have been obtained or made, specifying the same.

        xxix) The maximum portion of the proceeds from the sale of the Trust Preferred Securities set forth under applicable regulatory limitations on the amount thereof that can be included in Tier 1 capital (as defined in 12 C.F.R.
Part 325), will constitute "Tier 1" capital.

        xxx) Such counsel shall also state that on the basis of such counsel's review and participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Offerors prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Offerors prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Closing Date, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Offerors prior to the Closing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

        xxxi) In rendering the above opinions, counsel may rely (i) as to matters of law other than Texas and federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and they believe they and you are justified in relying thereon and (ii) as to matters of fact, upon the representations of the Trust and the Company contained in this Agreement and upon certificates of trustees or officers of the Trust, the Company and of public officials.

     c) The Underwriters shall have received on the Closing Date the opinion of Richards, Layton and Finger, P.A., Wilmington, Delaware, counsel to First Union, as Property Trustee under the Trust Agreement, Indenture Trustee under the Indenture, and Guarantee Trustee under the Guarantee Agreement, dated the Closing Date, addressed to the Underwriters, to the effect that:

        i) First Union is duly incorporated and is validly existing in good standing as a national banking association under the laws of the United States and the State of Delaware.

        ii) First Union has the power and authority to execute, deliver and perform its obligations under the Trust Agreement, the Indenture and the Guarantee Agreement.

        iii) Each of the Trust Agreement, the Indenture and the Guarantee Agreement has been duly authorized, executed and delivered by First Union and constitutes a legal, valid and binding obligation of First Union, enforceable against First Union, in accordance with its terms.

        iv) The execution, delivery and performance by First Union of the Trust Agreement, the Indenture and the Guarantee Agreement do not conflict with or constitute a breach of the charter, Articles of Association or Bylaws of First Union.

        v) No consent, approval or authorization of, or registration with or notice to, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of First Union is required for the execution, delivery or performance by First Union of the Trust Agreement, the Indenture and the Guarantee Agreement.

     d) The underwriters shall have received on the Closing Date, the opinion of Richards, Layton and Finger, P.A., as special counsel for the Offerors that:

        i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required as of the date hereof under the

Delaware Act with respect to the creation and valid existence of the Trust as a business trust have been made.

        ii) Under the Trust Agreement and the Delaware Act, the Trust has the trust power and authority to own property and to conduct its business, all as described in the Prospectus.

        iii) The Trust Agreement constitutes a valid and binding obligation of the Company, the Property Trustee and each of the Administrative Trustees, and is enforceable against the Company, the Property Trustee and each of the Administrative Trustees in accordance with its terms.

        iv) Under the Trust Agreement and the Delaware Act, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement, and (ii) to issue, and to perform its obligations under, the Trust Preferred Securities and the Common Securities.

        v) Under the Trust Agreement and the Delaware Act, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations under this Agreement, have been duly authorized by all necessary trust action on the part of the Trust.

        vi) Under the Delaware Act, the certificate attached to the Trust Agreement as Exhibit E is an appropriate form of certificate to evidence ownership of the Trust Preferred Securities. The Trust Preferred Securities and the Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications hereinafter expressed in this paragraph (vi), fully paid and non-assessable undivided beneficial interests in the assets of the Trust. The respective holders of the Trust Preferred Securities and the Common Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the respective holders of the Trust Preferred Securities and the Common Securities may be obligated, pursuant to the Trust Agreement, to make certain payments under the Trust Agreement.

        vii) Under the Trust Agreement and the Delaware Act, the issuance of the Trust Preferred Securities and the Common Securities is not subject to preemptive or similar rights.

        viii) The issuance and sale by the Trust of the Trust Preferred Securities and the Common Securities, the purchase by the Trust of the Junior Subordinated Debentures, the execution, delivery and performance by the Trust of this Agreement and the Guarantee Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and compliance by the Trust with its obligations under this Agreement do not violate (a) any of the provisions of the Certificate of Trust or the Trust Agreement or (b) any applicable Delaware law or Delaware administrative regulations.

     e) The Underwriters shall have received from Rothgerber, Johnson & Lyons, LLP, Denver, Colorado, counsel for the Underwriters, an opinion dated the Closing Date, as the case may be, with respect to the formation of the Trust, the validity of the Trust Preferred Securities, the Indenture, the Trust Agreement, the Guarantee Agreement, the Expense Agreement, this Agreement, the Registration Statement, the Prospectus, and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

     f) The Underwriters shall have received on each of the date hereof, and the Closing Date, a signed letter, dated as of the date hereof, or the Closing Date, in form and substance satisfactory to the Underwriters, from Harper & Pearson Company, P.C., to the effect that they are independent public accountants with respect to the Trust, the Company and the Subsidiaries within the meaning of the Act and the related rules and regulations and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     g) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been taken or, to the knowledge of the Company or its counsel shall be contemplated by the Commission, there shall not have been any change or any development involving a reasonably foreseeable change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Offerors and neither of the Offerors shall have incurred any material liabilities or obligations, whether or not in the ordinary course of business, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in your reasonable judgment, is material and adverse to the Offerors and makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Trust Preferred Securities being delivered at the Closing Date, on the terms and in the manner contemplated in the Prospectus.

     h) The Underwriters shall have received on the Closing Date, a certificate or certificates of the chief executive officer and the principal financial officer of the Company, to the effect that, as of such Closing Date each of them severally represents as follows:

     i) The Prospectus was filed with the Commission pursuant to Rule 424(b) within the applicable period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4 of this Agreement; no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been initiated or are, to his knowledge, threatened by the Commission.

        ii)  The representations and warranties of the Company set forth in
Section 1 of this Agreement are true and correct at and as of the Closing Date, and the Company has performed all of its obligations under this Agreement, the Trust Agreement, the Indenture, the Guaranty Agreement and the Expense Agreement to be performed at or prior to the Closing Date.

     i) The Underwriters shall have received on the Closing Date, a certificate or certificates of the Administrative Trustees, to the effect that, as of such Closing Date each of them severally represents as follows:

        i) The Prospectus was filed with the Commission pursuant to Rule 424(b) within the applicable period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4 of this Agreement; no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been initiated or are, to his knowledge, threatened by the Commission.

        ii)   The representations and warranties of the Trust set forth in
Section 1 of this Agreement are true and correct at and as of the Closing Date, and the Trust has performed all of its obligations under this Agreement the Trust Agreement, the Indenture, the Guaranty Agreement and the Expense Agreement to be performed at or prior to the Closing Date.

     j) The Offerors shall have furnished to the Underwriters such further certificates and documents as the Underwriters may reasonably have requested.

     k) The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Underwriters and its counsel.

     l) If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Underwriters by notifying the Trust of such termination in writing or by telegram at or prior to the Closing Date. In such event, the Trust and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 7 hereof).

7)    Indemnification.

     a) The Offerors jointly and severally agree to indemnify and hold harmless each Underwriter, each officer and director thereof, and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or such persons may became subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Trust Preferred Securities or the offering contemplated hereby, and which is included as part of or referred to in any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arising out of or based upon matters covered by clause (i) or
(ii) above, and will reimburse each

Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such action or claim as such expenses are incurred.

     b)    However, the Offerors shall not be liable hereunder:

        i) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter specifically for use therein or

        ii) with respect to any preliminary prospectus from which an action or claim arising from the sale of the Trust Preferred Securities by the Underwriters brought by any person who purchased the Trust Preferred Securities from the Underwriter if (A) a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to the Underwriters prior to the written confirmation of the sale involved) shall not have been given or sent to such person by or on behalf of the Underwriters with or prior to the written confirmation of the sale involved and (B) the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (as amended or supplemented); and

        iii) in the case of any matter covered by clause (i) and (ii) above to the extent that it is determined in a final judgment by a court of competent jurisdiction that such losses, claims, damages or liabilities resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence, recklessness or willful misconduct.

     c) Each Underwriter severally agrees to indemnify and hold harmless the Offerors and the trustees and directors and officers who have signed the Registration Statement, and each person, if any, who controls the Offerors within the meaning of the Act, against any losses, claims, damages or liabilities to which the Offerors or any such person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Offerors or any such person in connection with investigating or defending any such action or claim as such expenses are incurred.

     d) However, each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Company by or through the Underwriters specifically for use therein. The obligations of the Underwriters under this Section 7(b) are several in proportion to their respective underwriting obligations and not joint.

     e) The Company agrees to indemnify the Trust against all loss, liability, claim damage and expense whatsoever, which may become due from the Trust under subsection (a) of this Section 7.

     f) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity or contribution may be sought pursuant to this Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing of such indemnification obligations. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay promptly as incurred the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm at any time for all such indemnified parties. Such firm shall be designated in writing by the Underwriters and shall be reasonably satisfactory to the Offerors in the case of parties indemnified pursuant to Section 7(a) and shall be designated in writing by the Offerors and shall be reasonably satisfactory to the Underwriters in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     g) Contribution. If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under
Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Trust Preferred Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Offerors bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereto) referred to above in this Section 7(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Trust Preferred Securities purchased by such Underwriter; and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     h) The obligations of the Offerors under this Section 7 shall be in addition to any liability that the Offerors may otherwise have, and the obligations of the Underwriters under this Section 7 shall be in addition to any liability that the Underwriters may otherwise have.

8) Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows:

     a) if to the Underwriters, to Hoefer & Arnett, Incorporated, 353 Sacramento Street, 10th Floor, San Francisco, California 94111, attention Steven
J. Didion and to Samco Capital Markets, 1700 Pacific, Suite 1400, Dallas, Texas 75201, attention Michael Weaver;

     b) if to the Company, to Paradigm Bancorporation, Inc., 3934 FM 1960 W., Suite 330 Houston, Texas 77068, Attention: Peter E. Fisher; and

     c) if to the Trust, to it at c/o Paradigm Bancorporation, Inc., 3934 FM 1960 W. Houston, Texas 77068, Attention: Peter E. Fisher. All notices given by telegram or facsimile shall be promptly confirmed by letter. Any notice to the Trust shall also be copied to the Company at the address previously stated. Any party may change its address for notice purposes by written notice to the other parties.

9) Termination. This Agreement may be terminated by you by notice to the Offerors as follows:

     a) At any time prior to the time this Agreement shall become effective as to all its provisions, and any such termination shall be without liability on the part of the Offerors to the Underwriters (except for the expenses to be paid or reimbursed pursuant to Section 5 and except to the extent provided in Section 7 hereof) or of any Underwriter to the Offerors;

     b) Without liability of the Underwriters to any of the Offerors or their Subsidiaries, at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, in the reasonable opinion of the Underwriters, any material adverse change in or affecting the condition, financial or otherwise, of the Trust, the Company and the Subsidiaries taken as a whole or the business affairs, management, financial position, shareholders' equity or results of operations of the Trust, the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business,
(ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions or change in the financial markets if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change in the financial markets of the United States would, in the judgment of the Underwriters, make the offering or delivery of the Trust Preferred Securities impracticable or inadvisable, (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, or a halt or suspension of trading in securities generally which are quoted on the Over The Counter Bulletin Board or (iv) declaration of a banking moratorium by either federal authorities or New York or Texas state authorities; or

     c)    As provided in Section 6 of this Agreement.

10) Written Information. For all purposes under this Agreement (including, without limitation, Section 1, Section 3 and Section 7 hereof), the Offerors understand and agree with each of the Underwriters that the only written information furnished to the Offerors by the Underwriters specifically for use in preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto is under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus.

11) Successors. This Agreement has been and is made solely for the benefit of and shall be binding upon the Underwriters, the Trust and the Company and their respective successors, executors, administrators, heirs and assigns, and the trustees and controlling persons and the officers and directors of any such controlling person referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Trust Preferred Securities merely because of such purchase.

12)   Miscellaneous.

     a) Survival. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Offerors or controlling persons thereof and (iii) delivery of and payment for the Trust Preferred Securities under this Agreement.

     b) Severability. Each provision of this Agreement shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction or any provision hereof in any other jurisdiction.

     c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Offerors and the Underwriters in accordance with its terms.



Very truly yours,

PARADIGM CAPITAL TRUST I, a Delaware business trust

By: ______________________________
Jay W. Porter, Jr., Administrative Trustee


PARADIGM BANCORPORATION, INC., a Texas corporation

By: ________________________________
Peter E. Fisher, Director, President and CEO

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

HOEFER & ARNETT, INCORPORATED.

By: ________________________________
Steven J. Didion,  Senior Vice President

SAMCO CAPITAL MARKETS

by:___________________________
[Name and Title]

                                   SCHEDULE A

                            Schedule of Underwriters


                                                 Number of
                                         Trust Preferred Securities
         Underwriter                          to Be Purchased
----------------------------------------------------------------------
Hoefer & Arnett, Incorporated
----------------------------------------------------------------------
Samco Capital Markets
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
                                Total:            600,000
----------------------------------------------------------------------